UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                           Pioneer Series Trust VIII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30, 2019


Date of reporting period:  December 1, 2018 through November 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer International
                                Equity Fund

--------------------------------------------------------------------------------
                                Annual Report | November 30, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A   PIIFX
                                Class C   PCITX
                                Class Y   INVYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                             [LOGO]   Amundi Pioneer
                                      ==============
                                    ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              14

Schedule of Investments                                                      16

Financial Statements                                                         22

Notes to Financial Statements                                                29

Report of Independent Registered Public Accounting Firm                      38

Additional Information                                                       40

Approval of Investment Management Agreement                                  41

Trustees, Officers and Service Providers                                     46

                  Pioneer International Equity Fund | Annual Report | 11/30/19 1

President's Letter

Dear Shareholders,

As we enter 2020 and welcome a new decade, history has taught us the importance of taking a long-term horizon when investing, which has typically proven to be a prudent approach to generating solid returns over time. Since 1928, our investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management -- that is, making active investment decisions -- can help mitigate the potential risks during periods of market volatility. In today's global economy, investment risk can materialize from a number of factors, including a slowing economy, changing U.S. Federal Reserve interest-rate policy, oil price shocks, and political and geopolitical factors.

At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short and long term goals.

2 Pioneer International Equity Fund | Annual Report | 11/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
November 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer International Equity Fund | Annual Report | 11/30/19 3

Portfolio Management Discussion | 11/30/19

In the following interview, Madelynn Matlock, Lead Portfolio Manager of Pioneer International Equity Fund, discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Equity Fund during the 12-month period ended November 30, 2019. Ms. Matlock, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Marco Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer, and Brian Chen*, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended November 30, 2019?

A Pioneer International Equity Fund's Class A shares returned 9.85% at net asset value during the 12-month period ended November 30, 2019, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) ND Index (the MSCI EAFE Index)1, returned 12.44%. During the same 12-month period, the average return for the 725 mutual funds in Morningstar's Foreign Large Blend Funds category was 11.37%.

Q How would you characterize the investment environment for international equities during the 12-month period ended November 30, 2019?

A International equities rallied during the 12-month period, but the gains came amid periods of heightened market volatility, as U.S.-China trade talks, the prospect of the United Kingdom's (U.K.) departure from the European Union (E.U.), known as Brexit, and concerns about a weakening global economy contributed to occasional, but steep sell-offs. The declines were most pronounced in the fourth quarter of 2018, especially in December, and in May and August of 2019. As the 12-month period progressed, central banks around the globe, including the U.S. Federal Reserve (Fed) -- which had spent much of 2018 raising interest rates --

* Mr. Chen became a portfolio manager on the Fund effective December 9, 2019.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer International Equity Fund | Annual Report | 11/30/19 signaled their willingness to act to stimulate economic growth should market conditions warrant action. The Fed ended up increasing rates three times between July and October 2019, and those moves, combined with the accommodative stance of other central banks, helped boost the equity markets during the latter half of 2019.

      Over the 12-month period, international equities returned 12.44%, as measured by the Fund's benchmark, the MSCI EAFE Index, underperforming the better-than 16% return of U.S. stocks, as measured by the Standard & Poor's 500 Index. From a regional perspective, equities in Europe, Japan, and the emerging markets all enjoyed solidly positive gains.

      Within the MSCI EAFE Index, 10 of the 11 economic sectors had positive results, led by information technology and health care, while energy and communications stocks fared the worst over the 12-month period.

Q Which of your investment strategies or individual portfolio holdings detracted from the Fund's benchmark-relative performance during the 12-month period ended November 30, 2019?

A The Fund's underperformance relative to the benchmark MSCI EAFE Index over the 12-month period was due primarily to individual stock selection results.

      The portfolio position that detracted the most from the Fund's benchmark-relative returns was Virgin Money. The mid-sized U.K. bank has made strides in competing with its larger competitors by disrupting the status quo, but the stock struggled during the period as management, in an effort to deliver on its strategic goals, delayed its commitment to begin returning capital to shareholders in the form of dividends** and stock buybacks. The result of the decision was a sharp sell-off of the company's shares.

      Another position that detracted from the Fund's benchmark-relative returns during the 12-month period was Carnival Cruise Lines, shares of which fell over the final months of the period due to the company's failure to meet its earnings guidance and management's decision to trim its fiscal 2019 profit outlook. While cruises remain a popular vacation choice, Carnival has had difficulty increasing its profitability on a per-passenger basis. Weather-related disruptions and geopolitical tensions in the Arabian Gulf also have created challenges for the cruise line.

      Finally, the Fund's position in Nokia, a provider of infrastructure, technology, and software services, detracted from benchmark-relative performance during the 12-month period. Nokia failed to meet earnings guidance and reduced its profit outlook for both 2019 and 2020. Required network-related capital expenditures to manufacture next-generation (5G) mobile network equipment have increased dramatically, while management changes impeded Nokia's ability to respond effectively in its build-out of 5G.

**    Dividends are not guaranteed.

                  Pioneer International Equity Fund | Annual Report | 11/30/19 5

      All three stocks were sold from the portfolio prior to period-end, as we lost confidence in the ability of the companies to effect the near-term changes needed to address their respective challenges.

Q Which of your investment strategies or individual portfolio holdings contributed positively to the Fund's benchmark-relative performance during the 12-month period ended November 30, 2019?

A The top positive contributor to the Fund's benchmark-relative performance during the 12-month period was a position in Hoya, a global supplier of high-tech and health care products. Based in Japan, Hoya's information technology segment produces electronic and imaging-related products, such as glass-magnetic-memory discs, which are an important component of cloud data storage operations. The company is also a leading supplier of extreme ultraviolet (EUV) mask blanks used in the production of semiconductors. Hoya's health care segment manufactures eyeglass lenses, contact lenses, and lens inserts for cataract surgery. Hoya's stock rallied during the 12-month period on strong earnings announcements.

      The second-best performing stock in the portfolio relative to the benchmark during the period was Schneider Electric, a French multinational corporation specializing in electrical equipment and "smart" energy management. The company is a leader in the environmentally conscious building of medium- and low-voltage wiring and electrical systems. Schneider Electric also has a leading edge in technology software and equipment used for "wiring-up" factories for automotive production. The company's third-quarter 2019 revenues rose, supported by the strong performance of its energy management division. Investors also cheered Schneider's 2019 earnings guidance, which was on track as forecasted.

      Another key contributor to the Fund's benchmark-relative returns during the 12-month period was an investment in Sunny Optical Technology, which is based in China. The company makes mobile phone camera modules for Samsung and several Chinese companies. Shares of Sunny Optical rallied after it reported healthy revenue growth for the first half of 2019, due to increases in shipment volumes.

Q Did you make any noteworthy shifts in the Fund's strategy or allocations during the 12-month period ended November 30, 2019?

A We increased the Fund's exposure to the U.K. during the spring and summer months when U.K stocks were trading at lower valuations than the broader European market. At that time, heightened fears were dominating market sentiment as lawmakers had failed to reach a final agreement on Brexit, which had been scheduled for a Parliamentary vote on March 29, 2019, two years after Prime Minister Theresa May had begun the formal process for the U.K. to leave the E.U. and three years after the citizenry voted in favor of Brexit in mid-2016.

6 Pioneer International Equity Fund | Annual Report | 11/30/19

      The election of Prime Minister Boris Johnson in July 2019 infused new momentum into the Brexit movement. Unlike Theresa May's previous deal, Johnson's revised exit plan allowed the U.K. to negotiate its own trade agreements with other countries. However, Parliament failed to pass that version of Brexit into law by the new October 31, 2019, deadline. The E.U. subsequently granted a further extension until January 31, 2020.

      As the 12-month reporting period progressed and the probability of a "no-deal" Brexit declined, the Fund's investments in U.K. stocks rallied. In our view, the risk of a no-deal Brexit, which was higher earlier in the 12-month period, has declined considerably. While it is difficult to predict the outcome of the coming vote to ratify the withdrawal agreement, most observers do not believe the U.K. will "crash" out of the E.U.

Q Did the Fund have any derivatives exposure during the 12-month period ended November 30, 2019?

A No, the Fund has no exposure to derivative securities during the 12-month period.

Q What is your outlook for international equities as we look into 2020, and how have you positioned the Fund based on that outlook?

A With market conditions generally improving during the 12-month period, we find ourselves more sanguine in our outlook and more opportunistic with regard to stock selection. As noted earlier, central banks around the globe have been taking steps to loosen monetary policy and provide accommodation. Meanwhile, global interest rates are low and consumer spending is relatively healthy, especially in the United States.

      In our view, the biggest risk to equities remains the U.S.-China trade war. However, trade tensions have appeared to ease with the announcement of a Phase 1 trade deal between the two countries in December 2019, just after the end of the reporting period. Markets reacted favorably to the news, on expectations that the agreement could be a catalyst for improving global economic growth.

      Against this backdrop, we feel that equities as an asset class are an attractive option for 2020 when compared to cash and bonds. However, we believe security selection and active management will be instrumental in navigating the current environment, given the lengthy duration of the current bull market and the late stage of the economic cycle.

      With regard to the Fund's positioning, we continue to favor owning stocks of what we believe are quality companies with strong underlying business models that can potentially hold up well even if the economic outlook deteriorates. As of November 30, 2019, the portfolio was underweight relative to the MSCI EAFE Index in some cyclical sectors such as consumer discretionary and financials, due to our concerns about specific trends in

                  Pioneer International Equity Fund | Annual Report | 11/30/19 7 those parts of the global economy. The concerns include the shift in retail growth from brick-and-mortar stores to the Internet (e-commerce), and weaker bank profits in a low-interest-rate environment. That said, we do have continued confidence in some global capital goods companies that have adapted to a more-connected manufacturing infrastructure.

      Conversely, the Fund was overweight versus the benchmark in health care, consumer staples, and real estate. In our view, those sectors have continued to offer relatively steady earnings growth and/or income streams.

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events, which may occur in those countries and regions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer International Equity Fund | Annual Report | 11/30/19

Portfolio Summary | 11/30/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 17.1%
Health Care                                                                14.3%
Industrials                                                                13.3%
Consumer Staples                                                           12.7%
Consumer Discretionary                                                     11.0%
Information Technology                                                      9.6%
Materials                                                                   8.1%
Communication Services                                                      6.3%
Real Estate                                                                 4.7%
Energy                                                                      2.9%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Japan                                                                      19.0%
France                                                                     15.6%
United Kingdom                                                             15.1%
Germany                                                                    14.8%
Switzerland                                                                 9.8%
Netherlands                                                                 7.2%
Ireland                                                                     5.6%
Taiwan                                                                      2.3%
China                                                                       1.9%
United States                                                               1.9%
Sweden                                                                      1.8%
Spain                                                                       1.2%
Malaysia                                                                    1.2%
Luxembourg                                                                  1.0%
Other (individually less than 1%)                                           1.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Zurich Insurance Group AG                                              2.69%
--------------------------------------------------------------------------------
 2. Siemens AG                                                             2.54
--------------------------------------------------------------------------------
 3. Daikin Industries, Ltd.                                                2.47
--------------------------------------------------------------------------------
 4. Schneider Electric SE                                                  2.45
--------------------------------------------------------------------------------
 5. Koninklijke Philips NV                                                 2.38
--------------------------------------------------------------------------------
 6. AXA S.A.                                                               2.32
--------------------------------------------------------------------------------
 7. Kerry Group Plc                                                        2.31
--------------------------------------------------------------------------------
 8. Hoya Corp.                                                             2.21
--------------------------------------------------------------------------------
 9. Henkel AG & Co. KGaA                                                   2.16
--------------------------------------------------------------------------------
10. Allianz SE                                                             2.09
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                  Pioneer International Equity Fund | Annual Report | 11/30/19 9

Prices and Distributions | 11/30/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                    11/30/19                  11/30/18
--------------------------------------------------------------------------------
      A                        $22.38                    $20.97
--------------------------------------------------------------------------------
      C                        $19.35                    $18.09
--------------------------------------------------------------------------------
      Y                        $22.44                    $21.03
--------------------------------------------------------------------------------

Distributions per Share: 12/1/18-11/30/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net
                    Investment           Short-Term            Long-Term
     Class           Income             Capital Gains         Capital Gains
--------------------------------------------------------------------------------
      A              $0.4953              $ --                  $0.0671
--------------------------------------------------------------------------------
      C              $0.2449              $ --                  $0.0671
--------------------------------------------------------------------------------
      Y              $0.5894              $ --                  $0.0671
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE ND Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.
It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer International Equity Fund | Annual Report | 11/30/19

Performance Update | 11/30/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer International Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of November 30, 2019)
------------------------------------------
              Net      Public      MSCI
              Asset    Offering    EAFE
              Value    Price       ND
Period        (NAV)    (POP)       Index
------------------------------------------
10 Years      3.97%    3.36%        5.32%
5 Years       3.40     2.18         4.26
1 Year        9.85     3.53        12.44
------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
------------------------------------------
             Gross      Net
------------------------------------------
             1.37%      1.15%
------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              International         MSCI EAFE ND
              Equity Fund           Index
11/09         $ 9,425               $10,000
11/10         $ 9,242               $10,111
11/11         $ 8,979               $ 9,695
11/12         $ 9,462               $10,917
11/13         $11,591               $13,628
11/14         $11,770               $13,626
11/15         $11,572               $13,225
11/16         $11,028               $12,742
11/17         $14,143               $16,216
11/18         $12,663               $14,929
11/19         $13,910               $16,786

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2020, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 11

Performance Update | 11/30/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of November 30, 2019)
------------------------------------------
                                   MSCI
                                   EAFE
              If       If          ND
Period        Held     Redeemed    Index
------------------------------------------
10 Years      3.06%    3.06%        5.32%
5 Years       2.50     2.50         4.26
1 Year        8.93     8.93        12.44
------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
------------------------------------------
Gross
------------------------------------------
2.10%
------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer
              International         MSCI EAFE ND
              Equity Fund           Index
11/09         $10,000               $10,000
11/10         $ 9,720               $10,111
11/11         $ 9,359               $ 9,695
11/12         $ 9,779               $10,917
11/13         $11,874               $13,628
11/14         $11,945               $13,626
11/15         $11,637               $13,225
11/16         $10,997               $12,742
11/17         $13,976               $16,216
11/18         $12,408               $14,929
11/19         $13,516               $16,786

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer International Equity Fund | Annual Report | 11/30/19

Performance Update | 11/30/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer International Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of November 30, 2019)
------------------------------------------
                    Net            MSCI
                    Asset          EAFE
                    Value          ND
Period              (NAV)          Index
------------------------------------------
10 Years             4.40%          5.32%
5 Years              3.81           4.26
1 Year              10.37          12.44
------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2019)
------------------------------------------
              Gross          Net
------------------------------------------
              0.89%          0.70%
------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

              Pioneer
              International         MSCI EAFE ND
              Equity Fund           Index
11/09         $5,000,000            $5,000,000
11/10         $4,924,359            $5,055,706
11/11         $4,806,454            $4,847,524
11/12         $5,084,758            $5,458,557
11/13         $6,255,281            $6,814,198
11/14         $6,376,518            $6,813,167
11/15         $6,294,141            $6,612,702
11/16         $6,020,941            $6,370,997
11/17         $7,752,453            $8,108,177
11/18         $6,965,288            $7,464,597
11/19         $7,687,490            $8,392,992

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through April 1, 2020, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from June 1, 2019 through November 30, 2019.

--------------------------------------------------------------------------------
Share Class                              A              C              Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00      $1,000.00
Value on 6/1/19
--------------------------------------------------------------------------------
Ending Account                       $1,117.27      $1,112.67      $1,120.28
Value (after expenses)
on 11/30/19
--------------------------------------------------------------------------------
Expenses Paid                            $6.10         $10.54          $3.72
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.99%, and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

14 Pioneer International Equity Fund | Annual Report | 11/30/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2019 through November 30, 2019.

--------------------------------------------------------------------------------
Share Class                              A              C              Y
--------------------------------------------------------------------------------
Beginning Account                    $1,000.00      $1,000.00      $1,000.00
Value on 6/1/19
--------------------------------------------------------------------------------
Ending Account                       $1,019.30      $1,015.09      $1,021.56
Value (after expenses)
on 11/30/19
--------------------------------------------------------------------------------
Expenses Paid                            $5.82         $10.05          $3.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.99%, and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

                 Pioneer International Equity Fund | Annual Report | 11/30/19 15

Schedule of Investments | 11/30/19

-------------------------------------------------------------------------------------------------
Shares                                                                               Value
-------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 99.1%
                      COMMON STOCKS -- 97.2% of Net Assets
                      Auto Components -- 3.5%
    243,212           Dometic Group AB (144A)                                        $  2,434,701
     56,536           Valeo S.A.                                                        2,224,614
                                                                                     ------------
                      Total Auto Components                                          $  4,659,315
-------------------------------------------------------------------------------------------------
                      Automobiles -- 1.7%
     33,500           Toyota Motor Corp.                                             $  2,339,868
                                                                                     ------------
                      Total Automobiles                                              $  2,339,868
-------------------------------------------------------------------------------------------------
                      Banks -- 5.2%
    493,141           Barclays Plc                                                   $  1,092,953
     35,298           BNP Paribas S.A.                                                  1,979,807
    201,500           ING Groep NV                                                      2,316,344
    762,500           Malayan Banking Bhd                                               1,557,177
                                                                                     ------------
                      Total Banks                                                    $  6,946,281
-------------------------------------------------------------------------------------------------
                      Building Products -- 2.4%
     22,700           Daikin Industries, Ltd.                                        $  3,269,616
                                                                                     ------------
                      Total Building Products                                        $  3,269,616
-------------------------------------------------------------------------------------------------
                      Capital Markets -- 2.8%
     24,500           Euronext NV (144A)                                             $  1,849,749
    162,000(a)        UBS Group AG                                                      1,961,496
                                                                                     ------------
                      Total Capital Markets                                          $  3,811,245
-------------------------------------------------------------------------------------------------
                      Chemicals -- 3.7%
     28,300           BASF SE                                                        $  2,127,124
     29,170           Croda International Plc                                           1,878,301
      3,800           LG Chem, Ltd.                                                      987,856
                                                                                     ------------
                      Total Chemicals                                                $  4,993,281
-------------------------------------------------------------------------------------------------
                      Communications Equipment -- 1.5%
    376,000           Accton Technology Corp.                                        $  1,958,880
                                                                                     ------------
                      Total Communications Equipment                                 $  1,958,880
-------------------------------------------------------------------------------------------------
                      Construction Materials -- 1.7%
     59,171           CRH Plc                                                        $  2,257,073
                                                                                     ------------
                      Total Construction Materials                                   $  2,257,073
-------------------------------------------------------------------------------------------------
                      Consumer Discretionary -- 1.5%
     48,600           Bridgestone Corp.                                              $  1,944,553
                                                                                     ------------
                      Total Consumer Discretionary                                   $  1,944,553
-------------------------------------------------------------------------------------------------
                      Containers & Packaging -- 2.7%
    291,973           DS Smith Plc                                                   $  1,440,597
     59,078           Smurfit Kappa Group Plc                                           2,085,483
                                                                                     ------------
                      Total Containers & Packaging                                   $  3,526,080
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer International Equity Fund | Annual Report | 11/30/19

-------------------------------------------------------------------------------------------------
Shares                                                                               Value
-------------------------------------------------------------------------------------------------
                      Diversified Telecommunication Services -- 1.3%
    108,660           Orange S.A.                                                    $  1,794,926
                                                                                     ------------
                      Total Diversified Telecommunication Services                   $  1,794,926
-------------------------------------------------------------------------------------------------
                      Electrical Equipment -- 2.4%
     33,618           Schneider Electric SE                                          $  3,241,804
                                                                                     ------------
                      Total Electrical Equipment                                     $  3,241,804
-------------------------------------------------------------------------------------------------
                      Electronic Equipment, Instruments & Components -- 4.3%
     54,000           Hitachi, Ltd.                                                  $  2,123,928
      7,400           Keyence Corp.                                                     2,534,252
     67,300           Sunny Optical Technology Group Co., Ltd.                          1,103,494
                                                                                     ------------
                      Total Electronic Equipment, Instruments & Components           $  5,761,674
-------------------------------------------------------------------------------------------------
                      Equity Real Estate Investment Trusts (REITs) -- 2.3%
     13,700           Covivio                                                        $  1,513,933
    109,367           Merlin Properties Socimi S.A.                                     1,562,154
                                                                                     ------------
                      Total Equity Real Estate Investment Trusts (REITs)             $  3,076,087
-------------------------------------------------------------------------------------------------
                      Food & Staples Retailing -- 3.1%
     71,000           Seven & i Holdings Co., Ltd.                                   $  2,647,304
     43,500           Sundrug Co., Ltd.                                                 1,525,869
                                                                                     ------------
                      Total Food & Staples Retailing                                 $  4,173,173
-------------------------------------------------------------------------------------------------
                      Food Products -- 4.5%
     32,296           Associated British Foods Plc                                   $  1,072,894
     22,498           Danone S.A.                                                       1,851,605
     23,857           Kerry Group Plc                                                   3,059,173
                                                                                     ------------
                      Total Food Products                                            $  5,983,672
-------------------------------------------------------------------------------------------------
                      Health Care Equipment & Supplies -- 5.4%
     32,100           Hoya Corp.                                                     $  2,929,399
     68,000           Koninklijke Philips NV                                            3,155,560
     21,300           Siemens Healthineers AG (144A)                                    1,033,073
                                                                                     ------------
                      Total Health Care Equipment & Supplies                         $  7,118,032
-------------------------------------------------------------------------------------------------
                      Health Care Providers & Services -- 1.7%
     42,355           Fresenius SE & Co. KGaA                                        $  2,316,416
                                                                                     ------------
                      Total Health Care Providers & Services                         $  2,316,416
-------------------------------------------------------------------------------------------------
                      Hotels, Restaurants & Leisure -- 1.8%
     10,000(a)        La Francaise des Jeux S.A.EM (144A)                            $    239,906
    155,800           TUI AG                                                            2,140,384
                                                                                     ------------
                      Total Hotels, Restaurants & Leisure                            $  2,380,290
-------------------------------------------------------------------------------------------------
                      Household Durables -- 1.3%
     54,658           Persimmon Plc                                                  $  1,806,208
                                                                                     ------------
                      Total Household Durables                                       $  1,806,208
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 17

-------------------------------------------------------------------------------------------------
Shares                                                                               Value
-------------------------------------------------------------------------------------------------
                      Household Products -- 2.1%
     29,600           Henkel AG & Co. KGaA                                           $  2,865,171
                                                                                     ------------
                      Total Household Products                                       $  2,865,171
-------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 2.5%
     26,093           Siemens AG                                                     $  3,366,163
                                                                                     ------------
                      Total Industrial Conglomerates                                 $  3,366,163
-------------------------------------------------------------------------------------------------
                      Insurance -- 7.0%
     11,582           Allianz SE                                                     $  2,772,964
    113,300           AXA S.A.                                                          3,080,297
      9,100           Zurich Insurance Group AG                                         3,567,749
                                                                                     ------------
                      Total Insurance                                                $  9,421,010
-------------------------------------------------------------------------------------------------
                      Internet & Direct Marketing Retail -- 1.1%
     58,000(a)        Alibaba Group Holding, Ltd.                                    $  1,470,043
                                                                                     ------------
                      Total Internet & Direct Marketing Retail                       $  1,470,043
-------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 1.6%
      6,433(a)        Lonza Group AG                                                 $  2,183,502
                                                                                     ------------
                      Total Life Sciences Tools & Services                           $  2,183,502
-------------------------------------------------------------------------------------------------
                      Machinery -- 2.2%
      9,431           Knorr-Bremse AG                                                $    917,245
    125,200           Kubota Corp.                                                      1,934,277
                                                                                     ------------
                      Total Machinery                                                $  2,851,522
-------------------------------------------------------------------------------------------------
                      Media -- 2.3%
    909,178           ITV Plc                                                        $  1,704,910
     32,600           Publicis Groupe S.A.                                              1,434,193
                                                                                     ------------
                      Total Media                                                    $  3,139,103
-------------------------------------------------------------------------------------------------
                      Oil, Gas & Consumable Fuels -- 2.8%
     77,534           Royal Dutch Shell Plc                                          $  2,227,026
     30,157           TOTAL S.A.                                                        1,583,225
                                                                                     ------------
                      Total Oil, Gas & Consumable Fuels                              $  3,810,251
-------------------------------------------------------------------------------------------------
                      Personal Products -- 2.9%
      5,885           L'Oreal S.A.                                                   $  1,676,918
     36,032           Unilever NV                                                       2,134,698
                                                                                     ------------
                      Total Personal Products                                        $  3,811,616
-------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 5.5%
     27,900           AstraZeneca Plc                                                $  2,693,448
     17,802           Novartis AG                                                       1,640,673
     21,951           Novo Nordisk AS, Class B                                          1,232,598
      5,754           Roche Holding AG                                                  1,772,276
                                                                                     ------------
                      Total Pharmaceuticals                                          $  7,338,995
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Equity Fund | Annual Report | 11/30/19

-------------------------------------------------------------------------------------------------
Shares                                                                               Value
-------------------------------------------------------------------------------------------------
                      Real Estate Management & Development -- 2.3%
     57,400           Grand City Properties S.A.                                     $  1,331,883
    455,900           Ichigo, Inc.                                                      1,813,369
                                                                                     ------------
                      Total Real Estate Management & Development                     $  3,145,252
-------------------------------------------------------------------------------------------------
                      Semiconductors & Semiconductor Equipment -- 2.4%
     97,700           Infineon Technologies AG                                       $  2,086,860
    110,000           Taiwan Semiconductor Manufacturing Co., Ltd.                      1,103,718
                                                                                     ------------
                      Total Semiconductors & Semiconductor Equipment                 $  3,190,578
-------------------------------------------------------------------------------------------------
                      Software -- 1.4%
     11,964(a)        Temenos AG                                                     $  1,812,253
                                                                                     ------------
                      Total Software                                                 $  1,812,253
-------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 3.7%
     81,688           Ashtead Group Plc                                              $  2,479,208
     27,602           Ferguson Plc                                                      2,398,508
                                                                                     ------------
                      Total Trading Companies & Distributors                         $  4,877,716
-------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 2.6%
     74,400           KDDI Corp.                                                     $  2,135,051
    653,382           Vodafone Group Plc                                                1,298,746
                                                                                     ------------
                      Total Wireless Telecommunication Services                      $  3,433,797
-------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $110,016,776)                                            $130,075,446
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATION -- 1.9%
                      of Net Assets
  2,500,000(b)        U.S. Treasury Bills, 12/17/19                                  $  2,498,349
-------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                      (Cost $2,498,278)                                              $  2,498,349
-------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.1%
                      (Cost $112,515,054)(c)                                         $132,573,795
-------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.9%                           $  1,175,521
-------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                           $133,749,316
=================================================================================================

REIT    Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2019, the value of these securities amounted to $5,557,429, or 4.2% of net assets.

(a)     Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 19

(c) Distribution of investments by country of domicile (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

        Japan                                                              19.0%
        France                                                             15.6
        United Kingdom                                                     15.1
        Germany                                                            14.8
        Switzerland                                                         9.8
        Netherlands                                                         7.2
        Ireland                                                             5.6
        Taiwan                                                              2.3
        China                                                               1.9
        United States                                                       1.9
        Sweden                                                              1.8
        Spain                                                               1.2
        Malaysia                                                            1.2
        Luxembourg                                                          1.0
        Other (individually less than 1%)                                   1.6
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2019, aggregated $35,388,537 and $48,451,527, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2019, the Fund did not engage in cross trade activity.

At November 30, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $113,500,583 was as follows:

  Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost                                          $25,368,981
  Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value                                           (6,295,769)
                                                                                 -----------
  Net unrealized appreciation                                                    $19,073,212
                                                                                 ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Equity Fund | Annual Report | 11/30/19

The following is a summary of the inputs used as of November 30, 2019, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                            Level 1    Level 2         Level 3    Total
--------------------------------------------------------------------------------
Common Stocks*              $ --       $130,075,446    $ --       $ 130,075,446
U.S. Government and
  Agency Obligation           --          2,498,349      --           2,498,349
--------------------------------------------------------------------------------
  Total Investments
    in Securities           $ --       $132,573,795    $ --       $ 132,573,795
================================================================================

* Securities are valued using inputs/data furnished by independent pricing services using fair value factors.

During the year ended November 30, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 21

Statement of Assets and Liabilities | 11/30/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $112,515,054)        $132,573,795
  Cash                                                                          529,033
  Foreign currencies, at value (cost $1,173,229)                              1,173,281
  Receivables --
     Fund shares sold                                                            20,635
     Dividends                                                                  776,592
  Due from the Adviser                                                           62,251
  Other assets                                                                   15,586
---------------------------------------------------------------------------------------
        Total assets                                                       $135,151,173
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $  1,086,590
     Fund shares repurchased                                                     36,832
     Trustees' fees                                                               3,536
     Professional fees                                                           38,117
     Registration fees                                                           45,993
     Shareowner communications expense                                           30,481
     Custodian fees                                                              19,663
  Due to affiliates --
     Management fees                                                             72,144
     Other due to affiliates                                                      5,628
  Accrued expenses                                                               62,873
---------------------------------------------------------------------------------------
        Total liabilities                                                  $  1,401,857
=======================================================================================
NET ASSETS:
  Paid-in capital                                                          $118,088,892
  Distributable earnings                                                     15,660,424
---------------------------------------------------------------------------------------
        Net assets                                                         $133,749,316
=======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $72,979,482/3,260,295 shares)                          $      22.38
  Class C (based on $5,613,595/290,075 shares)                             $      19.35
  Class Y (based on $55,156,239/2,458,219 shares)                          $      22.44
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $22.38 net asset value per share/100%-5.75%
     maximum sales charge)                                                 $      23.75
=======================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Equity Fund | Annual Report | 11/30/19

Statement of Operations

FOR THE YEAR ENDED 11/30/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $524,231)                                             $ 3,609,567
  Interest from unaffiliated issuers                                     77,777
-------------------------------------------------------------------------------------------------
       Total investment income                                                       $ 3,687,344
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   845,358
  Administrative expense                                                119,641
  Transfer agent fees
     Class A                                                            148,568
     Class C                                                             11,136
     Class Y                                                              4,777
  Distribution fees
     Class A                                                            174,480
     Class C                                                             60,763
  Shareowner communications expense                                      79,878
  Custodian fees                                                         52,417
  Registration fees                                                      53,296
  Professional fees                                                      68,339
  Printing expense                                                       30,046
  Pricing fees                                                           10,243
  Trustees' fees                                                          9,930
  Insurance expense                                                       3,781
  Miscellaneous                                                          11,668
-------------------------------------------------------------------------------------------------
     Total expenses                                                                  $ 1,684,321
     Less fees waived and expenses reimbursed by the Adviser                            (381,691)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                    $ 1,302,630
-------------------------------------------------------------------------------------------------
       Net investment income                                                         $ 2,384,714
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $(4,420,964)
     Other assets and liabilities denominated in
       foreign currencies                                               (66,255)     $(4,487,219)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $14,258,706
     Other assets and liabilities denominated
       in foreign currencies                                             17,079      $14,275,785
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $ 9,788,566
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $12,173,280
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 23

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                               Year Ended        Year Ended
                                                               11/30/19          11/30/18
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $  2,384,714      $  2,848,755
Net realized gain (loss) on investments                          (4,487,219)        8,544,569
Change in net unrealized appreciation (depreciation)
  on investments                                                 14,275,785       (27,850,190)
----------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                         $ 12,173,280      $(16,456,866)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.57 and $1.22 per share, respectively)         $ (1,900,257)     $ (4,016,261)
     Class C ($0.31 and $1.05 per share, respectively)             (106,253)         (417,489)
     Class Y ($0.66 and $1.31 per share, respectively)           (1,788,533)       (4,194,410)
----------------------------------------------------------------------------------------------
     Total distributions to shareowners                        $ (3,795,043)     $ (8,628,160)
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                              $  7,426,290      $ 15,797,432
Reinvestment of distributions                                     3,656,352         4,436,109
Cost of shares repurchased                                      (22,807,905)      (43,439,034)
----------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                      $(11,725,263)     $(23,205,493)
----------------------------------------------------------------------------------------------
     Net decrease in net assets                                $ (3,347,026)     $(48,290,519)
NET ASSETS:
Beginning of year                                              $137,096,342      $185,386,861
----------------------------------------------------------------------------------------------
End of year                                                    $133,749,316      $137,096,342
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Equity Fund | Annual Report | 11/30/19

-------------------------------------------------------------------------------------------------
                                      Year Ended    Year Ended       Year Ended     Year Ended
                                      11/30/19      11/30/19         11/30/18       11/30/18
                                      Shares        Amount           Shares         Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                            251,835      $  5,178,835        481,533     $ 11,638,123
Reinvestment of distributions           94,701         1,822,159        173,769        3,866,476
Less shares repurchased               (514,792)      (10,582,808)      (490,609)     (11,896,291)
-------------------------------------------------------------------------------------------------
     Net increase (decrease)          (168,256)     $ (3,581,814)       164,693     $  3,608,308
=================================================================================================
Class C
Shares sold                             69,291      $  1,234,965        115,408     $  2,453,775
Reinvestment of distributions            6,283           106,253         21,632          416,502
Less shares repurchased               (148,489)       (2,679,182)      (288,611)      (5,985,316)
-------------------------------------------------------------------------------------------------
     Net decrease                      (72,915)     $ (1,337,964)      (151,571)    $ (3,115,039)
=================================================================================================
Class Y
Shares sold                             49,762      $  1,012,490         69,769     $  1,705,534
Reinvestment of distributions           90,293         1,727,940          6,651          153,131
Less shares repurchased               (471,083)       (9,545,915)    (1,064,516)     (25,557,427)
-------------------------------------------------------------------------------------------------
     Net decrease                     (331,028)     $ (6,805,485)      (988,096)    $(23,698,762)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 25

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year         Year        Year         Year
                                                                      Ended       Ended        Ended       Ended        Ended
                                                                      11/30/19    11/30/18     11/30/17    11/30/16*    11/30/15*
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $ 20.97     $ 24.72      $ 19.45     $ 20.74      $ 22.34
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $  0.35     $  0.37      $  0.24     $  0.21      $  0.16
  Net realized and unrealized gain (loss) on investments                 1.63       (2.90)        5.21       (1.17)       (0.53)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  1.98     $ (2.53)     $  5.45     $ (0.96)     $ (0.37)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.50)    $ (0.45)     $ (0.18)    $ (0.33)     $ (1.23)
  Net realized gain                                                     (0.07)      (0.77)          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (0.57)    $ (1.22)     $ (0.18)    $ (0.33)     $ (1.23)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  1.41     $ (3.75)     $  5.27     $ (1.29)     $ (1.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 22.38     $ 20.97      $ 24.72     $ 19.45      $ 20.74
=================================================================================================================================
Total return (b)                                                         9.85%     (10.46)%      28.24%      (4.70)%      (1.69)%
Ratio of net expenses to average net assets                              1.15%       1.23%        1.38%       1.45%        1.45%
Ratio of net investment income (loss) to average net assets              1.68%       1.53%        1.09%       1.10%        0.73%
Portfolio turnover rate                                                    28%         41%          36%         41%          49%
Net assets, end of period (in thousands)                              $72,979     $71,885      $80,688     $65,844      $77,173
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   1.50%       1.54%        1.59%       1.68%        1.71%
  Net investment income (loss) to average net assets                     1.33%       1.22%        0.88%       0.87%        0.47%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Equity Fund | Annual Report | 11/30/19

---------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year         Year        Year         Year
                                                                      Ended       Ended        Ended       Ended        Ended
                                                                      11/30/19    11/30/18     11/30/17    11/30/16*    11/30/15*
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $18.09      $ 21.52      $ 16.95     $18.13       $ 19.69
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $ 0.16      $  0.15      $  0.04     $ 0.03       $ (0.04)
  Net realized and unrealized gain (loss) on investments                1.41        (2.53)        4.55      (1.02)        (0.46)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $ 1.57      $ (2.38)     $  4.59     $(0.99)      $ (0.50)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $(0.24)     $ (0.28)     $ (0.02)    $(0.19)      $ (1.06)
  Net realized gain                                                    (0.07)       (0.77)          --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $(0.31)     $ (1.05)     $ (0.02)    $(0.19)      $ (1.06)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ 1.26      $ (3.43)     $  4.57     $(1.18)      $ (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $19.35      $ 18.09      $ 21.52     $16.95       $ 18.13
=================================================================================================================================
Total return (b)                                                        8.93%      (11.22)%      27.09%     (5.50)%       (2.58)%
Ratio of net expenses to average net assets                             1.99%        2.09%        2.26%      2.35%         2.35%
Ratio of net investment income (loss) to average net assets             0.87%        0.73%        0.22%      0.20%        (0.20)%
Portfolio turnover rate                                                   28%          41%          36%        41%           49%
Net assets, end of period (in thousands)                              $5,614      $ 6,565      $11,072     $9,829       $11,981
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                  2.21%        2.27%        2.32%      2.37%         2.42%
  Net investment income (loss) to average net assets                    0.65%        0.55%        0.16%      0.18%        (0.27)%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 27

---------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year         Year        Year         Year
                                                                      Ended       Ended        Ended       Ended        Ended
                                                                      11/30/19    11/30/18     11/30/17    11/30/16*    11/30/15*
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $ 21.03     $ 24.79      $ 19.50     $ 20.81      $ 22.41
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $  0.44     $  0.46      $  0.33     $  0.28      $  0.25
  Net realized and unrealized gain (loss) on investments                 1.63       (2.91)        5.21       (1.17)       (0.54)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  2.07     $ (2.45)     $  5.54     $ (0.89)     $ (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $ (0.59)    $ (0.54)     $ (0.25)    $ (0.42)     $ (1.31)
  Net realized gain                                                     (0.07)      (0.77)          --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $ (0.66)    $ (1.31)     $ (0.25)    $ (0.42)     $ (1.31)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  1.41     $ (3.76)     $  5.29     $ (1.31)     $ (1.60)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 22.44     $ 21.03      $ 24.79     $ 19.50      $ 20.81
=================================================================================================================================
Total return (b)                                                        10.37%     (10.15)%      28.76%      (4.34)%      (1.29)%
Ratio of net expenses to average net assets                              0.70%       0.87%        0.99%       1.09%        1.04%
Ratio of net investment income (loss) to average net assets              2.14%       1.91%        1.48%       1.45%        1.16%
Portfolio turnover rate                                                    28%         41%          36%         41%          49%
Net assets, end of period (in thousands)                              $55,156     $58,647      $93,627     $74,448      $84,957
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                                   0.93%       1.06%        1.06%       1.09%        1.04%
  Net investment income (loss) to average net assets                     1.91%       1.72%        1.41%       1.45%        1.16%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Equity Fund | Annual Report | 11/30/19

Notes to Financial Statements | 11/30/19

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (the "Fund") is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K had not commenced operations as of November 30, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 29

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed

30 Pioneer International Equity Fund | Annual Report | 11/30/19 on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At November 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 31

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

32 Pioneer International Equity Fund | Annual Report | 11/30/19 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At November 30, 2019, the Fund was permitted to carry forward indefinitely $4,623,650 of short-term and $1,071,329 of long-term losses.

      The tax character of distributions paid during the years ended November 30, 2019 and November 30, 2018, were as follows:

      --------------------------------------------------------------------------
                                                            2019          2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                  $3,392,583    $3,640,894
      Long-term capital gain                              402,460     4,987,266
      --------------------------------------------------------------------------
          Total                                        $3,795,043    $8,628,160
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $ 2,317,645
      Capital loss carryforward                                      (5,694,979)
      Net unrealized appreciation                                    19,037,758
      --------------------------------------------------------------------------
          Total                                                     $15,660,424
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to Passive Foreign Investment Companies ("PFICs").

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,066 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2019.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                 Pioneer International Equity Fund | Annual Report | 11/30/19 33

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, voters in the United Kingdom have approved withdrawal from the EU. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

34 Pioneer International Equity Fund | Annual Report | 11/30/19

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of the Fund's average daily net assets over $1 billion. The fee is accrued daily and paid monthly. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the Fund's average daily net assets over $500 million. For the year ended November 30, 2019, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 35

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 1.15%, 2.15% and 0.70%, of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations will be in effect through April 1, 2020. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

Fees waived and expenses reimbursed during the year ended November 30, 2019, are reflected on the Statement of Operations. In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,525 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended November 30, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                 $73,593
Class C                                                                   6,285
--------------------------------------------------------------------------------
 Total                                                                  $79,878
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for

36 Pioneer International Equity Fund | Annual Report | 11/30/19 personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,247 in distribution fees payable to the Distributor at November 30, 2019.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended November 30, 2019, CDSCs in the amount of $981 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2019, the Fund had no borrowings under the credit facility.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 37

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VIII and the Shareowners of:
Pioneer International Equity Fund
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer International Equity Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VIII (the "Trust")), including the schedule of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended November 30, 2015 and November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Pioneer Series Trust VIII) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

38 Pioneer International Equity Fund | Annual Report | 11/30/19

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
January 29, 2020

                 Pioneer International Equity Fund | Annual Report | 11/30/19 39

ADDITIONAL INFORMATION (unaudited)

For the year ended November 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 0%.

40 Pioneer International Equity Fund | Annual Report | 11/30/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer International Equity Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

                 Pioneer International Equity Fund | Annual Report | 11/30/19 41 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

42 Pioneer International Equity Fund | Annual Report | 11/30/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the fourth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees considered a reduction in the Fund's management fee that went into effect as of October 1, 2018. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered additional expense waiver arrangements that went into effect as of October 1, 2018.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of

                 Pioneer International Equity Fund | Annual Report | 11/30/19 43 the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The

44 Pioneer International Equity Fund | Annual Report | 11/30/19

Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 45

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

46 Pioneer International Equity Fund | Annual Report | 11/30/19

Independent Trustees

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)       Trustee since 2006.       Private investor (2004 - 2008 and         Director, Broadridge Financial
Chairman of the Board      Serves until a successor  2013 - present); Chairman (2008 -         Solutions, Inc. (investor
and Trustee                trustee is elected        2013) and Chief Executive Officer         communications and securities
                           or earlier retirement     (2008 - 2012), Quadriserv, Inc.           processing provider for financial
                           or removal.               (technology products for securities       services industry) (2009 - present);
                                                     lending industry); and Senior             Director, Quadriserv, Inc. (2005 -
                                                     Executive Vice President, The Bank        2013); and Commissioner, New Jersey
                                                     of New York (financial and                State Civil Service Commission
                                                     securities services) (1986 - 2004)        (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner,       Trustee since 2019.       Of Counsel (2019 - present), Partner      Chairman, The Lakeville Journal
Jr. (68)                   Serves until a successor  (1983-2018), Sullivan & Cromwell LLP      Company, LLC, (privately-held
Trustee                    trustee is elected        (law firm).                               community newspaper group)
                           or earlier retirement                                               (2015-present)
                           or removal.
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)          Trustee since 2019.       Managing Director - Head of Product       None
Trustee                    Serves until a successor  Strategy and Development, BNY Mellon
                           trustee is elected        Investment Management (2012-2018);
                           or earlier retirement     Vice Chairman - The Dreyfus Corporation
                           or removal.               (2005 - 2018): Executive Vice President
                                                     Head of Product, BNY Mellon Investment
                                                     Management (2007-2012); Executive
                                                     Director- Product Strategy, Mellon
                                                     Asset Management (2005-2007); Executive
                                                     Vice President Head of Products,
                                                     Marketing and Client Service, Dreyfus
                                                     Corporation (2000-2005); and Senior
                                                     Vice President Strategic Product and
                                                     Business Development, Dreyfus
                                                     Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer International Equity Fund | Annual Report | 11/30/19 47

Independent Trustees (continued)

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)  Trustee since 2008.       William Joseph Maier Professor of         Trustee, Mellon Institutional Funds
Trustee                    Serves until a successor  Political Economy, Harvard University     Investment Trust and Mellon
                           trustee is elected        (1972 - present)                          Institutional Funds Master Portfolio
                           or earlier retirement                                               (oversaw 17 portfolios in fund
                           or removal.                                                         complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)   Trustee since 2017.       Chief Investment Officer, 1199 SEIU       None
Trustee                    (Advisory Trustee from    Funds (healthcare workers union pension
                           2014 - 2017).             funds) (2001 - present); Vice
                           Serves until asuccessor   President - International Investments
                           trustee is elected        Group, American International Group,
                           or earlier retirement     Inc. (insurance company) (1993 - 2001);
                           or removal.               Vice President - Corporate Finance and
                                                     Treasury Group, Citibank, N.A. (1980 -
                                                     1986 and 1990 - 1993); Vice President -
                                                     Asset/Liability Management Group,
                                                     Federal Farm Funding Corporation
                                                     (government-sponsored issuer of debt
                                                     securities) (1988 - 1990); Mortgage
                                                     Strategies Group, Shearson Lehman
                                                     Hutton, Inc. (investment bank) (1987 -
                                                     1988); and Mortgage Strategies Group,
                                                     Drexel Burnham Lambert, Ltd.
                                                     (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)   Trustee since 1992.       President and Chief Executive Officer,    Director of New America High Income
Trustee                    Serves until a successor  Metric Financial Inc. (formerly known     Fund, Inc. (closed-end investment
                           trustee is elected        as Newbury Piret Company) (investment     company) (2004 - present); and
                           or earlier retirement     banking firm) (1981 - present)            Member, Board of Governors,
                           or removal.                                                         Investment Company Institute
                                                                                               (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)     Trustee since 2014.       Consultant (investment company            None
Trustee                    Serves until a successor  services) (2012 - present); Executive
                           trustee is elected        Vice President, BNY Mellon (financial
                           or earlier retirement     and investment company services)
                           or removal.               (1969 - 2012); Director, BNY
                                                     International Financing Corp.
                                                     (financial services) (2002 - 2012);
                                                     Director, Mellon Overseas Investment
                                                     Corp. (financial services) (2009 -
                                                     2012); Director, Financial Models
                                                     (technology) (2005-2007); Director,
                                                     BNY Hamilton Funds, Ireland (offshore
                                                     investment companies) (2004-2007);
                                                     Chairman/Director, AIB/BNY Securities
                                                     Services, Ltd., Ireland (financial
                                                     services) (1999-2006); and Chairman,
                                                     BNY Alternative Investment Services,
                                                     Inc. (financial services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer International Equity Fund | Annual Report | 11/30/19

Interested Trustees

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service         Principal Occupation                      Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*        Trustee since 2017.       Director, CEO and President of Amundi     None
Trustee, President and     Serves until a successor  Pioneer Asset Management USA, Inc.
Chief Executive Officer    trustee is elected        (since September 2014); Director, CEO
                           or earlier retirement     and President of Amundi Pioneer Asset
                           or removal                Management, Inc. (since September
                                                     2014); Director, CEO and President of
                                                     Amundi Pioneer Distributor, Inc. (since
                                                     September 2014); Director, CEO and
                                                     President of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since September 2014); Chair, Amundi
                                                     Pioneer Asset Management USA, Inc.,
                                                     Amundi Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional Asset
                                                     Management, Inc. (September 2014 -
                                                     2018); Managing Director, Morgan
                                                     Stanley Investment Management (2010 -
                                                     2013); Director of Institutional
                                                     Business, CEO of International, Eaton
                                                     Vance Management (2005 - 2010); and
                                                     Director of Amundi USA, Inc.
                                                     (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*    Trustee since 2014.       Director and Executive Vice President     None
Trustee                    Serves until a successor  (since 2008) and Chief Investment
                           trustee is elected        Officer, U.S. (since 2010) of Amundi
                           or earlier retirement     Pioneer Asset Management USA, Inc.;
                           or removal                Director and Executive Vice President
                                                     and Chief Investment Officer, U.S. of
                                                     Amundi Pioneer (since 2008); Executive
                                                     Vice President and Chief Investment
                                                     Officer, U.S. of Amundi Pioneer
                                                     Institutional Asset Management, Inc.
                                                     (since 2009); Portfolio Manager of
                                                     Amundi Pioneer (since 1999); and
                                                     Director of Amundi USA, Inc.
                                                     (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                 Pioneer International Equity Fund | Annual Report | 11/30/19 49

Fund Officers

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service         Principal Occupation                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54) Since 2003. Serves at     Vice President and Associate General      None
Secretary and Chief        the discretion of         Counsel of Amundi Pioneer since January
Legal Officer              the Board                 2008; Secretary and Chief Legal Officer
                                                     of all of the Pioneer Funds since June
                                                     2010; Assistant Secretary of all of the
                                                     Pioneer Funds from September 2003 to
                                                     May 2010; and Vice President and Senior
                                                     Counsel of Amundi Pioneer from July
                                                     2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)     Since 2010. Serves at     Fund Governance Director of Amundi        None
Assistant Secretary        the discretion of         Pioneer since December 2006 and
                           the Board                 Assistant Secretary of all the Pioneer
                                                     Funds since June 2010; Manager - Fund
                                                     Governance of Amundi Pioneer from
                                                     December 2003 to November 2006; and
                                                     Senior Paralegal of Amundi Pioneer from
                                                     January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (57)          Since 2010. Serves at     Senior Counsel of Amundi Pioneer since    None
Assistant Secretary        the discretion of         May 2013 and Assistant Secretary of all
                           the Board                 the Pioneer Funds since June 2010; and
                                                     Counsel of Amundi Pioneer from June
                                                     2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (60)       Since 2008. Serves at     Vice President - Fund Treasury of         None
Treasurer and              the discretion of         Amundi Pioneer; Treasurer of all of the
Chief Financial            the Board                 Pioneer Funds since March 2008; Deputy
and Accounting Officer                               Treasurer of Amundi Pioneer from March
                                                     2004 to February 2008; and Assistant
                                                     Treasurer of all of the Pioneer Funds
                                                     from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)      Since 2000. Serves at     Director - Fund Treasury of Amundi        None
Assistant Treasurer        the discretion of         Pioneer; and Assistant Treasurer of
                           the Board                 all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)         Since 2002. Serves at     Senior Manager - Fund Treasury of         None
Assistant Treasurer        the discretion of         Amundi Pioneer; and Assistant
                           the Board                 Treasurer of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer International Equity Fund | Annual Report | 11/30/19

Name, Age and Position     Term of Office and                                                  Other Directorships
Held With the Fund         Length of Service         Principal Occupation                      Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)           Since 2018. Serves at     Managing Director, Chief Compliance       None
Chief Compliance Officer   the discretion of         Officer of Amundi Pioneer Asset
                           the Board                 Management; Amundi Pioneer
                                                     Institutional Asset Management, Inc.;
                                                     and the Pioneer Funds since September
                                                     2018; and Chief Compliance Officer of
                                                     Amundi Pioneer Distributor, Inc. since
                                                     January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)       Since 2006. Serves at     Vice President - Amundi Pioneer Asset     None
Anti-Money                 the discretion of         Management; and Anti-Money Laundering
Laundering Officer         the Board                 Officer of all the Pioneer Funds
                                                     since 2006
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer International Equity Fund | Annual Report | 11/30/19 51

                    This page was intentionally left blank.

52 Pioneer International Equity Fund | Annual Report | 11/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2020 Amundi Pioneer Asset Management 19448-13-0120



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $25,000 payable to Ernst & Young LLP for the year ended
November 30, 2019 and $25,000
for the year ended November 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Trust were $8,028
payable to Ernst & Young LLP for the year ended
November 30, 2019 and $8,028
for the year ended November 30, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Disciplined Value Fund:
Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended November 30 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $8,028 payable to Ernst & Young LLP for the year ended
November 30, 2019 and $8,028 for the year ended November 30, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VIII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2020


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date January 31, 2020


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 31, 2020

* Print the name and title of each signing officer under his or her signature.